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                                                                  Exhibit 10.34

                               REPURCHASE AGREEMENT


     THIS AGREEMENT made and entered into as of this 1st day of April, 1999, by and between GalaGen Inc. ("GalaGen") and Chiron Corporation ("Chiron").

                                   WITNESSETH

     WHEREAS, GalaGen has heretofore issued to Chiron three Warrants to purchase shares of Common Stock of GalaGen, each dated March 29, 1995 (the "Warrants");

     WHEREAS, Chiron is currently the registered holder of the Warrants;

     WHEREAS, Chiron desires that GalaGen repurchase the Warrants on the terms set forth in this Agreement, and GalaGen desires to repurchase the Warrants on such terms;

     NOW THEREFORE, in consideration of the mutual agreements set forth in this Agreement and for good and valuable other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. REPURCHASE AND SALE OF THE WARRANTS. Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties of GalaGen contained herein, Chiron hereby agrees to sell to GalaGen the Warrants in their entirety, for an aggregate cash purchase price equal to $375,000. The aggregate cash purchase price set forth in the immediately preceding sentence is hereinafter sometimes referred to as the "Warrant Repurchase Price." Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties of Chiron contained herein, GalaGen hereby agrees to repurchase from Chiron the Warrants in their entirety by payment of the Warrant Repurchase Price.

     2. SURRENDER OF DOCUMENTS. On the Closing Date, upon payment by GalaGen of the Warrant Repurchase Price, Chiron shall surrender and deliver to GalaGen the original Warrants together with completed Forms of Assignment in the forms attached to the Warrants naming GalaGen as assignee.

     3. CLOSING DATE. Subject to the terms and conditions of this Agreement, the closing of the repurchase and sale of the Warrants (the "Closing") shall be held at the offices of GalaGen in Arden Hills, Minnesota as soon as practicable after the execution and delivery by both parties of this Agreement, or at such other time and/or on such other date and/or at such other place as the parties hereto may mutually agree (the date of Closing being herein referred to as the "Closing Date", which may be the same as the date of this Agreement). On the Closing Date, GalaGen shall wire transfer, or cause to be wire transferred, to the account

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of Chiron Corporation, account no. 14725-00611 at Bank of America - San
Francisco, ABA# 121000358, in immediately available funds, the Warrant Repurchase Price, and Chiron shall simultaneously surrender and deliver to GalaGen the documents referred to in paragraph 2.

     4. REPRESENTATIONS AND WARRANTIES OF CHIRON. Chiron represents and warrants to GalaGen as follows:

          4.1 CORPORATE EXISTENCE AND POWER. Chiron is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power necessary to complete the sale of the Warrants to GalaGen pursuant to the terms of this Agreement and to perform its other obligations under this Agreement.

          4.2 CORPORATE AUTHORIZATION. The execution, delivery and performance by Chiron of this Agreement have been duly authorized by all necessary corporate action on the part of Chiron. This Agreement constitutes the valid and binding agreement of Chiron enforceable against Chiron in accordance with its terms, except as (i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          4.3 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Chiron of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official, except for filings with the Securities and Exchange Commission ("SEC") which may be required of Chiron with respect to Chiron's ownership interest in Galagen.

          4.4 NON-CONTRAVENTION. The execution, delivery and performance by Chiron of this Agreement do not and will not (i) violate the certificate of incorporation or bylaws of Chiron, (ii) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree, or (iii) require any consent or other action by, or any notice to, any person or entity under, or constitute a default or create a penalty under, conflict with or give rise to any right of termination, cancellation or acceleration of any right or obligation of Chiron under, any agreement, contract, lease, license or other instrument binding upon or applicable to Chiron.

          4.5 REPRESENTATIONS REGARDING WARRANTS. Chiron is the record and beneficial owner of the Warrants, free and clear of any pledge, lien, security interest or other encumbrance, restriction or adverse claim (a "Lien"), and no Lien will arise as a result of the sale of the Warrants. The Warrants have not been altered since the original receipt thereof, except as set forth in the Warrants, there are no limitations upon the right of Chiron to sell the Warrants to GalaGen; and except as set forth in this Agreement, Chiron has not granted any right to any other person or entity to acquire the Warrants. Chiron has the right to

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surrender and deliver the Warrants to GalaGen upon receipt of the Warrant
Repurchase Price. No affiliate of Chiron has any right, title or interest in the Warrants.

          4.6 LITIGATION. There is no action, suit, investigation or proceeding pending against or, to the knowledge of Chiron, threatened against or affecting, Chiron or any affiliate of Chiron before any court or arbitrator or any governmental body, agency or official as of the date of this Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

     5. REPRESENTATIONS AND WARRANTIES OF GALAGEN. GalaGen represents and warrants to Chiron as follows:

          5.1 CORPORATE EXISTENCE AND POWER. GalaGen is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power necessary to repurchase the Warrants pursuant to the terms of this Agreement and perform its other obligations under this Agreement.

          5.2 CORPORATE AUTHORIZATION. The execution, delivery and performance by GalaGen of this Agreement have been duly authorized by all necessary corporate action on the part of GalaGen. This Agreement constitutes the valid and binding agreement of GalaGen enforceable against GalaGen in accordance with its terms, except as (i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          5.3 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by GalaGen of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official, provided that this Agreement may have to be filed with the Securities and Exchange Commission following the repurchase of the Warrants.

          5.4 NON-CONTRAVENTION. The execution, delivery and performance by GalaGen of this Agreement do not and will not (i) violate the certificate of incorporation or bylaws of GalaGen, (ii) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree or (iii) require any consent or other action by, or any notice to, any person or entity under, or constitute a default or create a penalty under, conflict with or give rise to any right of termination, cancellation or acceleration of any right or obligation of GalaGen under, any agreement, contract, lease, license or other instrument binding upon or applicable to GalaGen, provided that this Agreement may have to be filed with the Securities and Exchange Commission following the repurchase of the Warrants.

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          5.5  LITIGATION.  There is no action, suit, investigation or proceeding pending against, or, to the knowledge of GalaGen, threatened against or affecting, GalaGen before any court or arbitrator or any governmental body, agency or official as of the date of this Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

     6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Sections 4 and 5 hereof shall survive the Closing and continue indefinitely and shall be enforceable against the party making the representations and warranties by the party for whose benefit they are made. Such representations and warranties shall each be deemed to be representations and warranties made as of the Closing Date (as well as the date of this Agreement) unless an officer of the party making them shall deliver a certificate to the contrary to the other party hereto prior to the Closing.

     7.   CONDITIONS TO OBLIGATIONS.

          7.1 CONDITIONS TO OBLIGATIONS OF CHIRON AND GALAGEN. The obligations of Chiron and GalaGen to consummate the Closing are subject to the satisfaction of the condition that no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

          7.2 CONDITIONS TO OBLIGATION OF GALAGEN. The obligation of GalaGen to consummate the Closing is subject to the satisfaction of the following further conditions:

          (i) the representations and warranties of Chiron contained in this Agreement shall be true in all material respects at and as of the Closing Date as if made at and as of such date.

          (ii)  GalaGen shall have received the Warrants.

          7.3. CONDITIONS TO OBLIGATION OF CHIRON. The obligation of Chiron to consummate the Closing is subject to the satisfaction of the following further conditions:

          (i) the representations and warranties of GalaGen contained in this Agreement shall be true in all material respects at and as of the Closing Date as if made at and as of such date.

          (ii)  Chiron shall have received the Warrant Repurchase Price.

     8.   MISCELLANEOUS.

          8.1 AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in

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the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

          8.2 EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

          8.3 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

          8.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto regarding the subject matter hereof.

          8.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

          8.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       GALAGEN INC.

                                       By   /s/  ROBERT A. HOERR
                                           -------------------------------
                                           Its   Chairman & CEO
                                                --------------------------



                                       CHIRON CORPORATION

                                       By  /s/ James E. Kent
                                           -------------------------------
                                           Its   V.P., Treasurer
                                                --------------------------




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